SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K
                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                  reported) February 3, 1998 (January 26, 1998)



                        THE VILLAGE GREEN BOOKSTORE, INC.
             (Exact name of registrant as specified in its charter)



      New York                       0-00167             16-1 181167
(State of other jurisdiction       (Commission          (IRS Employer
    of incorporation)              File Number)       Identification No.)



                                766 Monroe Avenue
                            Rochester, New York 14607
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (716) 461-5380


                               1357 Monroe Avenue
                            Rochester, Now York 14618
          (Former name or former address, if changed since last report)

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                        THE VILLAGE GREEN BOOKSTORE, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K


           Item 3 Bankruptcy...........................3

           Item 7 Exhibit..............................4

           Signature...................................5









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Item 3.       Bankruptcy

                  On January 26, 1998, The Village Green Bookstore, Inc., a New York corporation ("Village Green"), filed a voluntary petition for relief under Chapter 1 1 of Title 1 1 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Western District of New York. Village Green's Chapter 1 1 case has been referred to the Honorable John C. Ninfo, II, United States Bankruptcy Judge. The case name is In re The Village Green Bookstore, Inc., and the Case Number is 98-20253.

                  Village Green's voluntary petition discloses total assets of $1,1 90,1 55.00 and total liabilities of $3,080,561.5 1.

                  Village Green continues to operate its business and manage its properties and assets as a debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. No trustee, examiner or committee has been appointed in Village Green's Chapter 11 case.

                  The press release announcing the filing of Village Green's voluntary petition is filed herewith as Exhibit 99.l.









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                  Item 7.       Exhibit

                  (c) Exhibit. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number             Description of Exhibit
-------            ----------------------

  99.1            Press release issued by The Village Green Bookstore, Inc.
                  announcing the filing of a voluntary petition for relief under Chapter 1 1 of the Bankruptcy Code datelined Rochester, New York -- January 26, 1998.








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


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               THE VILLAGE GREEN BOOKSTORE, INC.
                                               Registrant


Date: February 3, 1998                         By:/s/Gary Robinson
                                                  ------------------------------
                                                  Gary Robinson
                                                  President




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



                             INDEX TO EXHIBITS



                                                                     Sequential
                                                                           Page
Description                                                              Number
-----------                                                          ----------

   99.1   Press release issued by The Village Green Bookstore, Inc.         7
          announcing the filing of a voluntary petition for relief under Chapter 11 of the Bankruptcy Code datelined Rochester, New
          York -- January 26, 1998.




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